UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported: May 23, 2018

JEFFERIES FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

(Former name or former address, if changed since last report)

Leucadia National Corporation

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company:  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws

On May 23, 2018, our shareholders voted to approve an amendment to our Certificate of Incorporation changing our corporate name from Leucadia National Corporation to Jefferies Financial Group Inc. Our By-Laws will also reflect our new name. Our name change to Jefferies Financial Group was effective May 23, 2018.

Item 5.07.	Submission of Matters to a Vote of Security Holders

We held our Annual Meeting of Shareholders on May 23, 2018.

Our shareholders approved our amendment to our Certificate of Incorporation changing our corporate name from Leucadia National Corporation to Jefferies Financial Group Inc.

The vote on our name change to Jefferies Financial Group Inc. was approved by our shareholders based on total shares outstanding on the record date. Voting results were as follows:

Number of Shares
For	322,018,822
Against	1,617,250
Abstain	893,576
Broker Non-Votes	0

Our incumbent directors were re-elected to our Board of Directors and received the following votes:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Linda L. Adamany	286,759,922	3,871,115	773,263	33,125,348
Robert D. Beyer	280,216,333	10,777,316	410,651	33,125,348
Francisco L. Borges	286,732,300	4,263,357	408,643	33,125,348
W. Patrick Campbell	288,624,711	2,433,782	345,807	33,125,348
Brian P. Friedman	284,205,039	6,870,508	328,753	33,125,348
Richard B. Handler	287,615,939	3,412,251	376,110	33,125,348
Robert E. Joyal	278,717,220	11,777,270	909,810	33,125,348
Jeffrey C. Keil	281,182,699	9,453,025	768,576	33,125,348
Michael T. O’Kane	280,454,330	10,161,723	788,247	33,125,348
Stuart H. Reese	288,813,676	1,828,718	761,906	33,125,348
Joseph S. Steinberg	273,936,593	16,811,090	656,617	33,125,348

The advisory vote on executive compensation was approved by our shareholders. Voting results were as follows:

Number of Shares
For	144,298,260
Against	137,484,233
Abstain	9,621,807
Broker Non-Votes	33,125,348

Our shareholders ratified the selection of Deloitte & Touche LLP as our independent auditors for the year ended December 31, 2018. Voting results were as follows:

Number of Shares
For	323,480,053
Against	661,284
Abstain	388,311

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

Date: May 24, 2018	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary and
Associate General Counsel